Form N-SAR: Multi-class supplement

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen International Growth Portfolio: $9,965
Janus Aspen Worldwide Growth Portfolio: $13,272

Service Class
Janus Aspen International Growth Portfolio: $11,132
Janus Aspen Worldwide Growth Portfolio: $1,953

Service II Class
Janus Aspen International Growth Portfolio: $2,197
Janus Aspen Worldwide Growth Portfolio: $0

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Flexible Bond Portfolio: $554
Janus Aspen Mid Cap Value Portfolio: $432

Service Class
Janus Aspen Flexible Bond Portfolio: $64
Janus Aspen Mid Cap Value Portfolio: $2,842

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

Institutional Class
Janus Aspen International Growth Portfolio: $0.6231
Janus Aspen Worldwide Growth Portfolio: $0.3262

Service Class
Janus Aspen International Growth Portfolio: $0.5818
Janus Aspen Worldwide Growth Portfolio: $0.2950

Service II Class
Janus Aspen International Growth Portfolio: $0.5815
Janus Aspen Worldwide Growth Portfolio: $0.2972

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Flexible Bond Portfolio: $0.0238
Janus Aspen Mid Cap Value Portfolio: $0.7420

Service Class
Janus Aspen Flexible Bond Portfolio: $0.0238
Janus Aspen Mid Cap Value Portfolio: $0.7420

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Global Technology Portfolio: $724
Janus Aspen International Growth Portfolio: $16,317
Janus Aspen Worldwide Growth Portfolio: $41,106

Service Class
Janus Aspen Global Technology Portfolio: $32,944
Janus Aspen International Growth Portfolio: $19,385
Janus Aspen Worldwide Growth Portfolio: $6,680

Service II Class
Janus Aspen Global Technology Portfolio: $6,164
Janus Aspen International Growth Portfolio: $3,832
Janus Aspen Worldwide Growth Portfolio: $0

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Global Technology Portfolio: $3.76
Janus Aspen International Growth Portfolio: $41.34
Janus Aspen Worldwide Growth Portfolio: $27.96

Service Class
Janus Aspen Global Technology Portfolio: $3.88
Janus Aspen International Growth Portfolio: $40.91
Janus Aspen Worldwide Growth Portfolio: $27.76

Service II Class
Janus Aspen Global Technology Portfolio: $3.96
Janus Aspen International Growth Portfolio: $41.17
Janus Aspen Worldwide Growth Portfolio: $27.85